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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 9, 2005

                            HERITAGE BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

            Virginia                    0-11255                54-1234322
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

      200 East Plume Street, Norfolk, Virginia                    23510
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     757-523-2600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On February 15, 2005, Heritage Bankshares, Inc. (the "Company") announced that on February 9, 2005 Catherine P. Jackson resigned as the Chief Financial Officer of the Company.

On February 15, 2005, the Company also announced that on February 14, 2005 the Board of Directors elected John O. Guthrie as the Company's new Chief Financial Officer, effective immediately.

Mr. Guthrie has extensive experience in the banking industry. Prior to his election as Chief Financial Officer of the Company, Mr. Guthrie served as Chief Financial Officer of CENIT Bancorp, Inc. ("CENIT"), a position he held for nearly 20 years. Mr. Guthrie also briefly held a position at SouthTrust Bank following SouthTrust Corporation's acquisition of CENIT in August of 2001. Mr. Guthrie does not have an employment agreement with the Company.

The information contained in the press release attached as Exhibit 99.1 under
Item 9.01 to this Form 8-K is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1  Press Release issued by Heritage Bankshares, Inc. on February 15, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Heritage Bankshares, Inc.
                                                    ---------------------------
                                                    (Registrant)

Date:  February 15, 2005
                                                    /s/ Michael S. Ives
                                                    ---------------------------
                                                    Michael S. Ives
                                                    Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit Number      Description
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99.1                Press Release issued by Heritage Bankshares, Inc.
                    on February 15, 2005